Exhibit 99.3
Lightyear Network Solutions, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined balance sheet as of June 30, 2010 combines the condensed consolidated balance sheet of Lightyear Network Solutions, Inc. and Subsidiaries ("Lightyear" or the “Company”), and the balance sheet of SouthEast Telephone, Inc. (“SouthEast”), as of June 30, 2010 and gives effect as of June 30, 2010, to Lightyear’s acquisition of SouthEast which became effective as of October 1, 2010. The transaction is more fully described in Note 1 to these pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined statements of operations combine the results of operations of Lightyear for the six months ended June 30, 2010 and for the year ended December 31, 2009, with the statements of operations of SouthEast for the same periods as if the acquisition had occurred the beginning of the respective periods.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical audited consolidated financial statements of Lightyear as filed on March 31, 2010 on Form 8-K/A as of and for the year ended December 31, 2009, and the separate historical unaudited consolidated financial statements as of and for the six months ended June 30, 2010 filed on August 16, 2010 on Form 10-Q, plus the separate historical audited financial statements of SouthEast as of and for the year ended December 31, 2009, and the separate historical unaudited financial statements of SouthEast as of and for the six months ended June 30, 2010, appearing elsewhere in this filing. These unaudited pro forma condensed combined statements are not necessarily indicative of the consolidated financial position, had the acquisition of SouthEast, occurred on the dates indicated above, or the consolidated results of operations which might have existed for the periods indicated or consolidated results of operations as they may be in the future.

For purposes of preparing Lightyear’s consolidated financial statements, a new basis will be established for the assets and liabilities of SouthEast based upon the fair value thereof. The unaudited pro forma condensed combined balance sheet and statements of operations reflect management’s best estimate of the asset acquisition accounting; however, the final accounting may differ from the pro forma amounts.

Lightyear Network Solutions, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2010

	Lightyear Network Solutions, Inc.	SouthEast Telephone, Inc.	Pro Forma Adjustments	Notes	Pro Forma Adjustments	Notes	Pro Forma Balance
	Note 1	Note 2	Dr.		Cr.
CURRENT ASSETS

Cash	$1,444,742	$1,520,436	-		$452,674	6	$2,512,504
Accounts receivable, net	3,695,099	3,141,217	349,943	4	174,392	3	7,011,867
Vendor deposits	801,211	-	-		-		801,211
Inventories, net	220,057	136,132	-		-		356,189
Prepaid expenses and other current assets	878,523	1,120,600	-		-		1,999,123
Total current assets	7,039,632	5,918,385	349,943		627,066		12,680,894

PROPERTY AND EQUIPMENT, NET	204,222	6,176,808	1,650	7	-		6,382,680
INTANGIBLE ASSETS, NET	1,164,583	-	1,747,000	7	-		2,911,583
PREPAID DEPOSITS	-	1,114,549	300,000	12	622,545	3,10	792,004
OTHER ASSETS	297,142	-	-		-		297,142

TOTAL ASSETS	$8,705,579	$13,209,742	$2,398,593		$1,249,611		$23,064,303

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$6,688,439	$1,538,381	$174,392	3	$199,912	6,9	$8,252,340
Interest payable - related parties	98,113	-	-		-		98,113
Accrued agent commissions	601,996	-	-		-		601,996
Accrued agent commissions - related parties	3,277	-	-		-		3,277
Accrued interest payable	-	10,280	-		-		10,280
Deferred revenue	435,490	1,680,708	-		-		2,116,198
Other liabilities	1,474,918	-	90,000	3	1,151,452	11,12,13	2,536,370
Other liabilities - related parties	178,999	-	-		-		178,999
Short term borrowings	987,100	-	-		-		987,100
Current portion of capital lease obligations	12,602	502,814	-		-		515,416
Current maturities of notes payable	-	1,052,576	-		-		1,052,576
Current portion of obligations payable - related parties	7,500,000	-	-		-		7,500,000
Total current liabilities	17,980,934	4,784,759	264,392		1,351,364		23,852,665

CAPITAL LEASE OBLIGATIONS, NON-CURRENT PORTION	-	1,271,154	-		-		1,271,154
							-
NOTES PAYABLE, NON-CURRENT PORTION	-	1,794,806	-		-		1,794,806
Total long-term liabilities	-	3,065,960	-		-		3,065,960

LIABILITIES SUBJECT TO COMPROMISE	-	24,517,893	24,517,893	9,11,14	-		-
TOTAL LIABILITIES	17,980,934	32,368,612	24,782,285		1,351,364		26,918,625

STOCKHOLDERS' DEFICIT
Common stock	19,333	2,446,136	2,446,136	15	200	8	19,533
Preferred stock	9,500	-	-		-		9,500
Notes and receivables from affiliates	(13,004,392)	-	-		-		(13,004,392)
Additional paid-in capital	5,573,578	76,725	76,725	16	949,800	8	6,523,378
Retained earnings (accumulated deficit)	(1,873,374)	(21,681,731)	250,000	13	26,402,764	4,5,17	2,597,659

TOTAL STOCKHOLDERS' DEFICIT	(9,275,355)	(19,158,870)	2,772,861		27,352,764		(3,854,322)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$8,705,579	$13,209,742	$27,555,146		$28,704,128		$23,064,303

See notes to these unaudited pro forma condensed combined financial statements

Lightyear Network Solutions, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

	Lightyear Network Solutions, Inc.	SouthEast Telephone, Inc.	Pro Forma Adjustments	Notes	Pro Forma Balance

	Note A	Note B

REVENUES	$22,540,565	$16,410,843	$(959,376)	C	$37,992,032

COST OF REVENUES	15,315,828	10,587,911	(959,376)	D	24,944,363

GROSS PROFIT	7,224,737	5,822,932	-		13,047,669

OPERATING EXPENSES
Commission expense	2,505,716	593,443	-		3,099,159
Depreciation and amortization	117,374	464,345	174,700	E	756,419
Bad debt expense	716,941	188,090	(208,572)	F	696,459
Transaction expenses	428,923	-	(72,836)	G	356,087
Selling, general and administrative expenses	5,437,303	4,031,885	56,317	H	9,525,505

TOTAL OPERATING EXPENSES	9,206,257	5,277,763	(50,391)		14,433,629

INCOME (LOSS) FROM OPERATIONS	(1,981,520)	545,169	50,391		(1,385,960)

OTHER INCOME (EXPENSE):
Interest income	21,424	176	-		21,600
Interest income - related parties	104,412	-	-		104,412
Interest expense	(18,755)	(140,364)	-		(159,119)
Interest expense - related parties	(301,005)	-	-		(301,005)
Reorganization items - professional fees	-	(161,998)	-		(161,998)
Loss on disposal of assets	-	(19,216)	-		(19,216)
Amortization of deferred financing costs	(68,423)	-	-		(68,423)
Amortization of deferred financing costs - related parties	(69,345)	-	-		(69,345)
Amortization of debt discount - related parties	(100,860)	-	-		(100,860)
Change in fair value of derivative liabilities - related parties	83,097	-	-		83,097
Other expense - related parties	(259,891)	-	-		(259,891)
OTHER EXPENSE	(609,346)	(321,402)	-		(930,748)

NET (LOSS) INCOME	(2,590,866)	223,767	50,391		(2,316,708)

Preferred stock dividends	(328,986)	-	-		(328,986)

NET (LOSS) INCOME APPLICABLE TO COMMON STOCKHOLDERS	$(2,919,852)	$223,767	$50,391		$(2,645,694)

Basic and Diluted Loss Per
Common Share	$(0.18)				$(0.16)

Weighted Average Common Shares

Basic and Diluted	16,673,459		200,000	I	16,873,459

See notes to these unaudited pro forma condensed combined financial statements

Lightyear Network Solutions, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

	Lightyear Network Solutions, Inc.	SouthEast Telephone, Inc.	Pro Forma Adjustments	Notes	Pro Forma Balance

	Note J	Note K

REVENUES	$55,428,836	$37,480,680	$(1,726,496)	L	$91,183,020

COST OF REVENUES	36,854,436	23,561,166	(1,726,496)	M	58,689,106

GROSS PROFIT	18,574,400	13,919,514	-		32,493,914

OPERATING EXPENSES
Commission expense	5,271,317	1,395,407	-		6,666,724
Depreciation and amortization	464,507	898,342	349,400	N	1,712,249
Bad debt expense	3,769,504	834,787	(141,371)	O	4,462,920
Selling, general and administrative expenses	12,736,744	9,370,007	112,633	P	22,219,384

TOTAL OPERATING EXPENSES	22,242,072	12,498,543	320,662		35,061,277

INCOME (LOSS) FROM OPERATIONS	(3,667,672)	1,420,971	(320,662)		(2,567,363)

OTHER INCOME (EXPENSE):
Interest income	83,151	661	-		83,812
Interest (expense)	(10,591)	(343,114)	-		(353,705)
Interest (expense) - related parties	(1,936,227)	-	-		(1,936,227)
Reorganization items - professional fees	-	(73,710)	-		(73,710)
Loss on disposal of assets	-	(150,909)	-		(150,909)
Amortization of deferred financing costs	(142,100)	-	-		(142,100)
Amortization of deferred financing costs - related parties	(49,064)	-	-		(49,064)
Amortization of debt discount - related parties	(348,087)	-	-		(348,087)
Change in fair value of derivative liabilities - related parties	259,445	-	-		259,445
Other income	13,487	-	-		13,487
OTHER EXPENSE	(2,129,986)	(567,072)	-		(2,697,058)

NET (LOSS) INCOME	$(5,797,658)	$853,899	$(320,662)		$(5,264,421)

Basic and Diluted Loss Per
Common Share	$(0.58)				$(0.52)

Weighted Average Common Shares

Basic and Diluted	10,000,000		200,000	Q	10,200,000

See notes to these unaudited pro forma condensed combined financial statements

Lightyear Network Solutions, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Acquisition

On October 1, 2010, Lightyear Network Solutions, Inc., (the “Company”) through its wholly-owned subsidiary, SE Acquisitions, LLC (“SEA”), a Kentucky limited liability company, purchased substantially all of the assets and certain of the liabilities of SouthEast Telephone, Inc. (“SouthEast”), a Kentucky corporation.  SouthEast had previously filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Kentucky, Pikeville Division.  SouthEast provides voice and data telecommunications products and services, including local and long distance phone service, DSL and paging, to primarily residential customers. Prior to the Agreement, Lightyear was a provider of telecommunications services to SouthEast. SouthEast currently has approximately 140 employees and approximately 31,000 customer lines.

Pursuant to the Agreement dated June 30, 2010, SEA had agreed to purchase substantially all of the real property, intellectual property, tangible assets, and selected vendor contracts used in the conduct of SouthEast’s business, and to assume certain liabilities related to the purchased assets. In consideration of the purchased assets, SEA will pay: (i) up to $560,000 in cash to SouthEast for SouthEast’s administrative and priority expenses; (ii) $4,000 in cash to each of SouthEast’s employees who is not offered employment with the Company, which is expected to be immaterial; and, (iii) an aggregate of 200,000 shares of Company common stock, par value $0.001 per share, to SouthEast’s equity holders.  SEA will also assume SouthEast’s secured debt and expects to provide post-closing investment capital to fund working capital needs and network expansion.

The following table summarizes the preliminary allocation of the purchase price for SouthEast based on the October 1, 2010 closing price of Lightyear common stock of $4.75 per share:

Current assets	$5,918,385
Property and equipment	6,178,458
Security deposits	582,004
Customer relationships	1,430,000
Trade names	317,000
Fair value of liabilities assumed	(8,544,757)

Net fair value assigned to assets acquired and liabilities assumed	5,881,090

Total purchase price	1,510,000

Gain on bargain purchase	$4,371,090

The following represents a summary of the purchase price consideration:

Common stock	$950,000
Estimated liability to pay administrative and priority expenses	560,000

Total purchase price consideration	$1,510,000

Lightyear Network Solutions, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments

The following pro forma adjustments give effect to the acquisition:

Note 1	Derived from the unaudited condensed consolidated financial statements of Lightyear as of June 30, 2010.

Note 2	Derived from the unaudited condensed financial statements of SouthEast as of June 30, 2010.

Note 3	To eliminate the intercompany balances of Lightyear and SouthEast.

	Debit	Credit
Accounts receivable - Lightyear		$174,392
Prepaid deposits - SouthEast		90,000
Accounts payable - SouthEast	$174,392
Other liabilities - Lightyear	90,000

Note 4	Intentionally omitted.

Note 5	To record the gain on bargain purchase of $4,371,090.

Note 6
To record Lightyear’s commitment to pay for up to $560,000 of administrative and priority expenses.  Of the $560,000 commitment, (a) $452,674 is shown as a reduction of cash because $123,844 was paid by SouthEast prior to the closing and $328,830 of cash was retained by SouthEast at the closing; and (b) $107,326 is shown as an increase of accounts payable because it represents Lightyear’s remaining commitment.

Note 7	Fair value adjustment to write-up SouthEast’s property and equipment by $1,650 and intangible assets by $1,747,000.

Note 8
To record the issuance of 200,000 shares of Lightyear common stock valued at $950,000 to SouthEast’s shareholders, based on the October 1, 2010 closing price of Lightyear common stock of $4.75 per share.

Note 9	To reclassify pre-petition liabilities of $92,586 associated with assumed contracts.

Note 10	To eliminate the $532,545 of prepaid deposits not being assumed because they are being retained by the vendors to settle pre-petition liabilities pursuant to a bankruptcy court order.

Note 11	To reclassify the obligation to pay two vendors an aggregate of $601,452 to settle pre-petition liabilities pursuant to a bankruptcy court order.

Note 12
To record the liability to fund an additional required vendor deposit of $300,000 pursuant to a bankruptcy court order. Lightyear will deposit with the vendor $100,000 on the fifteenth day of each month for a period of three consecutive months after the final closing date.

Note 13	To record $250,000 of estimated direct costs related to the acquisition.

Note 14	To eliminate the $23,823,855 of liabilities subject to compromise not being assumed.

Lightyear Network Solutions, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

Note 15	Elimination of SouthEast’s Common Stock.

Note 16	Elimination of SouthEast’s Additional Paid-In Capital.

Note 17	Elimination of SouthEast’s Accumulated Deficit.

Condensed Combined Statement of Operations - For The Six Months Ended June 30, 2010

Note A	Derived from the unaudited condensed consolidated financial statements of Lightyear for the six months ended June 30, 2010.

Note B	Derived from the unaudited condensed financial statements of SouthEast for the six months ended June 30, 2010

Pro Forma Adjustments:

Note C	To eliminate $959,376 of revenues recorded by Lightyear associated with SouthEast.

Note D	To eliminate $959,376 of cost of revenues recorded by SouthEast associated with Lightyear.

Note E
To record the estimated $174,700 amortization of intangibles associated with purchased identifiable SouthEast customer relationships and trade names for the six months ended June 30, 2010, calculated on the basis of their estimated five year useful life.

Note F	To eliminate Lightyear’s bad debt expenses of $208,572 related to accounts receivable from SouthEast.

Note G	To eliminate Lightyear’s transaction expenses of $72,836 related to the SouthEast acquisition.

Note H
To record $56,317 of stock-based compensation expense for the six months ended June 30, 2010 related to options to purchase 155,000 shares of Lightyear common stock which were granted to SouthEast employees. The options have an aggregate grant date value of $337,900 and vest over a three year period. The options have not been included in the diluted weighted average shares because their impact would have been anti-dilutive due to the combined net loss.

Note I	To record the issuance of 200,000 shares of Lightyear common stock to SouthEast’s shareholders.

Condensed Combined Statement of Operations - For The Year Ended December 31, 2009

Note J	Derived from the consolidated financial statements of Lightyear for the year ended December 31, 2009.

Note K	Derived from the financial statements of SouthEast for the year ended December 31, 2009.

Pro Forma Adjustments:

Note L	To eliminate $1,726,496 of revenues recorded by Lightyear associated with SouthEast.

Note M	To eliminate $1,726,496 of cost of revenues recorded by SouthEast associated with Lightyear.

Note N
To record the estimated $349,400 of amortization of intangibles associated with purchased identifiable SouthEast customer relationships and trade names for the year ended December 31, 2009, calculated on the basis of their estimated five year useful life.

Lightyear Network Solutions, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

Note O	To eliminate Lightyear’s bad debt expenses of $141,371 related to accounts receivable from SouthEast.

Note P
To record $112,633 of stock-based compensation expense for the twelve months ended December 31, 2009 related to options to purchase 155,000 shares of Lightyear common stock which were granted to SouthEast employees. The options have an aggregate grant date value of $337,900 and vest over a three year period. The options have not been included in the diluted weighted average shares because their impact would have been anti-dilutive due to the combined net loss.

Note Q	To record the issuance of 200,000 shares of Lightyear common stock to SouthEast’s shareholders.